Morgan Stanley Insured Municipal Income Trust
                          Item 77(O) 10F-3 Transactions
                       April 1, 2003 - September 30, 2003



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
            05/01/     -     $103.1 $1,457,7  10,000   0.69%   1.78
Cities of     03               9       00,     ,000             %    JP Morgan,
Dallas and                   Variou    000                             Morgan
   Fort                        s                                      Stanley,
  Worth,                                                              Estrada
  Texas                                                              Hinojosa &
(Dallas/Fo                                                            Company
 rt Worth                                                             Inc, MR
Internatio                                                             Beal &
   nal                                                                Company,
 Airport                                                              RBC Dain
  Joint                                                               Rauscher
 Revenue                                                                Inc,
  Bonds,                                                              Siebert
  Series                                                             Brandford
  2003A)                                                             Shank & Co
                                                                      LLC, AG
                                                                     Edwards &
                                                                     Sons Inc,
                                                                     Apex/Pryor
                                                                     Securities
                                                                       , Bear
                                                                     Stearns &
                                                                      Co Inc,
                                                                     Citigroup,
                                                                      Goldman
                                                                      Sachs &
                                                                     Co, Lehman
                                                                     Brothers,
                                                                      Merrill
                                                                      Lynch &
                                                                     Co, Morgan
                                                                      Keegan &
                                                                      Co Inc,
                                                                     Ramirez &
                                                                     Co Inc and
                                                                     Southwest
                                                                     Securities


                                                                     UBS Paine
 City of                                                               Webber
 Detroit,                                                            Inc, Loop
 Michigan                                                             Capital
  Sewage                                                              Markets
 Disposal   05/15/     -      $104  $599,380  11,000   1.84%   1.96   LLC, AG
 System,      03             Variou   ,000     ,000             %    Edwards &
  Senior                       s                                     Sons Inc,
   Lien                                                               Banc of
 revenue                                                              America
   and                                                               Securities
 Revenue                                                             LLC, Banc
Refunding                                                               One
  Bonds,                                                              Capital
  Series                                                              Markets
 2003(A)                                                             Inc, Bear
                                                                     Stearns &
                                                                      Co Inc,
                                                                     Fahnestock
                                                                     & Co Inc,
                                                                     JP Morgan,
                                                                       Lehman
                                                                     Brothers,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                        Inc,
                                                                       Melvin
                                                                     Securities
                                                                        LLC,
                                                                       Morgan
                                                                     Stanley &
                                                                         Co
                                                                     Incorporat
                                                                        ed,
                                                                      NatCity
                                                                     Investment
                                                                         s,
                                                                      Standard
                                                                      Capital
                                                                      Markets
                                                                        and
                                                                      Siebert
                                                                     Brandford
                                                                     Shank & Co
                                                                        LLC



  Nassau                                                             UBS Paine
  County                                                               Webber
 Interim                                                                Inc,
 Finance                                                              Goldman
Authority,  05/16/     -     $104.1 $514,475  5,000,   0.97%   0.89   Sachs &
 a Public     03               9      ,000      000             %       Co,
 Benefit                     Variou                                  Citigroup,
Corporatio                     s                                       Morgan
 n of the                                                             Stanley,
 State of                                                             MR Beal
New York,                                                             Company,
  Series                                                               First
2003 Bonds                                                             Albany
                                                                     Corporatio
                                                                     n, Merrill
                                                                      Lynch &
                                                                        Co,
                                                                     Ramirez &
                                                                      Co Inc,
                                                                      RBC Dain
                                                                      Rauscher
                                                                      Inc and
                                                                     Roosevelt
                                                                      & Cross
                                                                     Incorporat
                                                                         ed


  South
 Carolina                                                             Goldman
  Public                                                              Sachs &
 Service    05/23/     -     Variou $335,030  13,900   4.15%   2.48   Co, Bear
Authority,    03               s      ,000     ,000             %    Stearns &
 Revenue                                                              Co Inc,
Obligation                                                           Citigroup
  s 2003                                                             and Morgan
Refunding                                                             Stanley
 Series A


New Jersey                                                             Morgan
 Turnpike                                                             Stanley,
Authority,  06/27/     -     $105.3 $1,528,9  15,000   0.99%   2.71     Bear
 Turnpike     03               8       90,     ,000             %    Stearns &
 Revenue                     Variou    000                            Co Inc,
  Bonds                        s                                     Citigroup
 (Series                                                               Global
 2003 A)                                                              Markets
                                                                        Inc,
                                                                      Commerce
                                                                      Capital
                                                                      Markets
                                                                        Inc,
                                                                      Goldman
                                                                      Sachs &
                                                                     Co, Lehman
                                                                     Brothers,
                                                                      Merrill
                                                                      Lynch &
                                                                      Co, UBS
                                                                     Financial
                                                                      Services
                                                                        Inc,
                                                                      Wachovia
                                                                        Bank
                                                                      National
                                                                     Associatio
                                                                     n, Advest
                                                                        Inc,
                                                                       Bergen
                                                                      Capital
                                                                        Inc,
                                                                     Blaylock &
                                                                      Partners
                                                                        LP,
                                                                      Eltekon
                                                                     Securities
                                                                     LLC, First
                                                                      American
                                                                     Municipals
                                                                      Inc, The
                                                                     GMS Group
                                                                        LLC,
                                                                       Janney
                                                                     Montgomery
                                                                     Scott Inc,
                                                                     JB Hanauer
                                                                     & Co, Legg
                                                                     Mason Wood
                                                                       Walker
                                                                     Inc, Loop
                                                                      Capital
                                                                      Markets
                                                                      LLC, MR
                                                                       Beal &
                                                                      Company
                                                                        PNC
                                                                      Capital
                                                                      Markets,
                                                                       Powell
                                                                      Capital
                                                                      Markets
                                                                        Inc,
                                                                       Prager
                                                                     Sealy & Co
                                                                     LLC, Quick
                                                                      & Reilly
                                                                        Inc,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                        Inc,
                                                                     Roosevelt
                                                                      & Cross
                                                                     Inc, Ryan
                                                                     Beck & Co
                                                                        LLC,
                                                                     Ramirez &
                                                                     Co Inc and
                                                                     Sturdivant
                                                                      & Co Inc



  State                                                                 Bear
  Public                                                             Stearns &
  School                                                              Co Inc,
 Building                                                              Janney
Authority                                                            Montgomery
(Commonwea                                                           Scott LLC,
  lth of    08/13/  6,041,   $97.35 $588,140  2,000,   0.34%   0.38   Arthurs
Pennsylvan    03      499             ,000      000             %    Lestrange
ia) School                                                           & Company
  Lease                                                              Inc, Banc
 Revenue                                                                One
Bonds (The                                                            Capital
  School                                                              Markets
 District                                                               Inc,
    of                                                                Commerce
Philadelph                                                            Capital
    ia                                                                Markets
 Project)                                                               Inc,
Series of                                                              Morgan
   2003                                                               Stanley,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                        Inc,
                                                                      Siebert
                                                                     Brandford
                                                                     Shank & Co
                                                                        LLC,
                                                                      Wachovia
                                                                      Bank NA,
                                                                        Iron
                                                                      Capital
                                                                      Markets
                                                                     Inc, Loop
                                                                      Capital
                                                                      Markets
                                                                        LLC,
                                                                      Merrill
                                                                      Lynch &
                                                                     Co, Morgan
                                                                      Keegan &
                                                                      Company
                                                                        Inc,
                                                                      NatCity
                                                                     Investment
                                                                       s, PNC
                                                                      Capital
                                                                      Markets,
                                                                      RBC Dain
                                                                     Rauscher,
                                                                        UBS
                                                                     Financial
                                                                      Services
                                                                      Inc and
                                                                       Valley
                                                                       Forge
                                                                       Asset
                                                                     Management
                                                                        Corp


                                                                        UBS
Commonweal                                                           Financial
  th of                                                               Services
Kentucky,                                                               Inc,
  State     09/25/  1,530,   $102.6 $157,005  4,000,   2.55%   0.74    Morgan
 Property     03      114      1      ,000      000             %     Stanley,
   and                                                               Citigroup,
Buildings                                                               JJB
Commission                                                           Hillard WL
 Revenue                                                             Lyons Inc,
  Bonds,                                                               Morgan
 Project                                                              Keegan &
  No. 79                                                              Company
                                                                      Inc, AG
                                                                     Edwards &
                                                                     Sons Inc,
                                                                        Ross
                                                                     Sinclaire
                                                                         &
                                                                     Associates
                                                                     Inc, First
                                                                      Kentucky
                                                                     Securities
                                                                     Corporatio
                                                                      n, Banc
                                                                        One
                                                                      Capital
                                                                      Markets
                                                                        Inc,
                                                                     Edward D.
                                                                     Jones & Co
                                                                        LP,
                                                                      Merrill
                                                                     Lynch & Co
                                                                        and
                                                                      NatCity
                                                                     Investment
                                                                       s Inc


                                                                        UBS
Commonweal                                                           Financial
  th of                                                               Services
Kentucky,                                                               Inc,
  State     09/25/  1,415,   $102.6 $145,290  4,000,   2.75%   0.74    Morgan
 Property     03      943      1      ,000      000             %     Stanley,
   and                                                               Citigroup,
Buildings                                                               JJB
Commission                                                           Hillard WL
 Revenue                                                             Lyons Inc,
  Bonds,                                                               Morgan
 Project                                                              Keegan &
  No. 79                                                              Company
                                                                      Inc, AG
                                                                     Edwards &
                                                                     Sons Inc,
                                                                        Ross
                                                                     Sinclaire
                                                                         &
                                                                     Associates
                                                                     Inc, First
                                                                      Kentucky
                                                                     Securities
                                                                     Corporatio
                                                                      n, Banc
                                                                        One
                                                                      Capital
                                                                      Markets
                                                                        Inc,
                                                                     Edward D.
                                                                     Jones & Co
                                                                        LP,
                                                                      Merrill
                                                                     Lynch & Co
                                                                        and
                                                                      NatCity
                                                                     Investment
                                                                       s Inc